PSA SUBSERVICING AGREEMENT

This PSA SUBSERVICING AGREEMENT (“Agreement”) is entered into as of the 31st day of May, 2006, by and between Popular Mortgage Servicing, Inc., a Delaware corporation (“Subservicer”) and Equity One, Inc., a Delaware corporation (“Servicer”).

Background

Servicer currently services mortgage loans pursuant to the terms of the pooling and servicing agreements listed on Schedule 1 hereto (collectively, the “Current PSAs”), which such list includes the Pooling and Servicing Agreement, dated as of September 30, 2002, relating to the Mortgage Pass-Through Certificates, Series 2002-5, of Popular ABS, Inc. (the “2002-5 PSA”), by and among Servicer, as servicer and as a seller, Popular ABS, Inc., as depositor, various direct and indirect subsidiaries of Servicer, as sellers, JPMorgan Chase Bank, as trustee, and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), as guarantor with respect to certain guaranteed certificates (the “Guarantor”). Servicer wishes to appoint Subservicer as a subservicer under all Current PSAs, including the 2002-5 PSA, and to appoint Subservicer prospectively as the subservicer under all pooling and servicing agreements it may enter into as servicer after the Effective Time (as defined below) and under all servicing agreements it may enter into after the Effective Time as servicer in connection with the offering of asset backed securities (collectively, the “Future PSAs”). Current PSAs and Future PSAs are sometimes referred to herein individually as a “PSA” and collectively as the “PSAs”.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.  Appointment as Subservicer under Pooling and Servicing Agreements.

(a) Servicer hereby appoints Subservicer as subservicer under each Current PSA, with such appointment to become effective at 11:59 p.m. on the date hereof (the “Effective Time”), and Subservicer hereby accepts such appointment.

(b) Unless Servicer shall otherwise notify Subservicer in writing with respect to a particular Future PSA, Servicer hereby appoints Subservicer as subservicer under each Future PSA, with each appointment as subservicer under a particular Future PSA to take effect automatically, without the need for further action by any party, immediately upon the effectiveness of the particular Future PSA, and Subservicer hereby accepts each such appointment. Servicer shall amend Schedule 1 from time to time by using Exhibit A to add PSAs to Schedule 1 which have been added to this Agreement by virtue of this Section 1(b) and to delete PSAs from Schedule 1 which have been deleted from this Agreement pursuant to Section 2. Servicer’s failure to so amend Schedule 1 shall in no way impair or relieve Subservicer of its obligations hereunder to service under and in a manner consistent with a PSA.

(c) Subservicer’s appointment as subservicer with respect to a particular PSA and the applicability of this Agreement to a particular PSA shall remain in effect until Subservicer’s appointment as subservicer under the particular PSA is terminated.

Section 2.  Termination of Appointment.

(a) Subservicer’s appointment as subservicer under the 2002-5 PSA and this Agreement’s applicability to the 2002-5 PSA shall be terminated upon Subservicer’s receipt of notification from Servicer, (i) if Subservicer is no longer an approved Freddie Mac servicer, that Servicer has received a request for such termination from the Guarantor, or (ii) that Servicer has received a reasonable request for such termination from the Guarantor (a “2002-5 Notification”). A termination occurring in accordance with the foregoing sentence: (i) shall be effective immediately upon receipt by Subservicer of a 2002-5 Notification or at such later date as shall be specified in the 2002-5 Notification, and (ii) shall be effected without Subservicer charging or receiving, or being entitled to charge or receive, any termination fees or transfer expenses from the Trust Fund or Trustee, as such terms are defined in the 2002-5 PSA.

(b) Servicer and any successor servicer under a PSA (including without limitation the Trustee acting in such capacity) shall have the right, exercisable at any time, to terminate Subservicer’s appointment under this Agreement with respect to one or more PSAs, and, if required by the terms of a particular PSA, such termination shall occur without the payment of any fees or other amounts to the Subservicer by the successor servicer or any party associated with the particular PSA. Subservicer and Servicer may terminate this Agreement upon 90 days advance notice to the other party and Subservicer shall cooperate in the orderly transfer of servicing to a successor servicer or subservicer, as the case may be.

(c) Obligations incurred or entitlements earned during the term of this Agreement shall survive any termination of this Agreement. Provisions of this Agreement necessary for the enforcement or exercise of rights arising during the effectiveness, and surviving a termination, of this Agreement shall survive any termination of Subservicer’s appointment as subservicer hereunder or a termination of the applicability of this Agreement to a particular PSA.

(d) In connection with any termination under this Section 2, Subservicer shall perform such servicing and other activities as the Servicer or successor servicer, as the case may be, may reasonably request in connection with the transfer of servicing. Except as provided otherwise by Section 2(b) and except for terminations by Servicer following a material breach of this Agreement by Subservicer, Subservicer shall be entitled to receive from Servicer reasonable fees for the services so provided.

Section 3. Commencing at the Effective Time and continuing until Subservicer’s appointment as a subservicer under a particular PSA is terminated in accordance with Section 2, Subservicer (i) shall service the mortgage loans contained in each trust created under a PSA (the “Mortgage Loans”) in a manner consistent with the servicing arrangement contemplated by the particular PSA, (ii) shall be bound by each particular PSA, and (iii) shall perform such other services related to the servicing of mortgage loans as Servicer may reasonably request in connection with Servicer’s obligations under a particular PSA.

Section 4.  Automatic Amendment. This Agreement shall automatically be amended, without further action by any party of any nature, to include any provision in a Future PSA which the particular PSA requires be contained in a subservicing agreement or subservicing arrangement.

Section 5.  Servicing Compensation.

(a) As compensation for its services rendered hereunder each calendar month with respect to a particular PSA, Subservicer shall be entitled to an amount equal to the Servicing Compensation (as defined in Section 5(b) below) Servicer is entitled to for such month under the terms of the particular PSA, except that in determining such amount (i) prepayment fees and penalties shall be excluded, and (ii) a servicing fee rate or amount that the parties shall mutually agree to in writing shall be used in place of the servicing fee rate or amount set forth in the particular PSA.

(b) “Servicing Compensation” means the servicing fee provided for in a particular PSA, reduced in accordance with the terms of the particular PSA, if so required, plus all other servicing compensation that may be provided for in the particular PSA, including without limitation all returned check fees, document duplication charges, property inspection fees, insurance substitution fees, excess proceeds, prepayment interest excess, assumption fees, late payment charges, and the net economic benefit resulting from prepayment balances and balances held in custodial accounts and escrow accounts, but excluding prepayment fees and penalties.

(c) Subservicer may retain the servicing compensation it is entitled to hereunder from amounts otherwise transferable to Servicer hereunder or in accordance with the cash flow and financing arrangements the parties establish in implementation of this Agreement. If such retained amounts are insufficient to compensate Subservicer fully for the servicing compensation due hereunder, Servicer shall pay to Subservicer within 30 days of the end of the calendar month with respect to which servicing compensation is owed to Subservicer such amounts as to fully compensate Subservicer hereunder. Servicer shall have the right to audit, and withhold any disputed portion of, Subservicer’s servicing compensation.

(d) This Section 5 is not intended, not shall it be construed, to require any act or omission in violation of or in conflict with any PSA and shall be implemented in a manner consistent with all terms of each PSA.

Section 6.  Indemnification. Subservicer agrees to indemnify and hold Servicer and each of its directors, officers, employees and agents and representatives acting on its behalf (collectively, the “Indemnified Parties”) harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indemnified Parties or any one of them may sustain directly or indirectly caused by or arising or resulting from the negligence or willful misconduct of Subservicer in the performance of its obligations hereunder (collectively, a “Claim”). Servicer shall promptly notify Subservicer if a Claim is made by a third party for which any of the Indemnified Parties could require indemnification from Subservicer under this Section 6, and Subservicer shall assume (with the consent of Servicer, which shall not be unreasonably withheld, and any party that may be required to give consent pursuant to a PSA) the defense of any such Claim and shall advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any non-appealable, final judgment or decree which may be entered against an Indemnified Party in respect of such Claim. Servicer shall not be obligated to provide more than one legal counsel in defense of any Claim or series of related Claims unless it is advised by such counsel that conflicts of interest prevent it from representing all Indemnified Parties to the Claim. The indemnity provided for in this Section 6 shall survive the termination of the Agreement.

Section 7.  Notices. All demands, notices and communications required to be provided hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, postage prepaid, and return receipt requested, or, if by other means, when received by the other party at the address as follows:

If to Subservicer:	Popular Mortgage Servicing, Inc.
121 Woodcrest Road
Cherry Hill, NJ 08003
Attention: Dennis J. Lauria, Senior Vice President

If to Servicer:	Equity One, Inc.
301 Lippincott Drive
Marlton, New Jersey 08053
Attention: Gregory S. Fisher, President

With a copy to:	Popular Financial Holdings, Inc.
301 Lippincott Drive
Marlton, New Jersey 08053
Attention: Counsel

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

Section 8.  General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)
the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(b)	accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;
(c)
references herein to “Sections,” “Subsections,” “Paragraphs,” and other Subdivisions without reference to a document are to designated Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(d)
reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(e)	the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and
(f)	the term “include” or “including” shall mean without limitation by reason of enumeration.

Section 9.  Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 10.  Further Agreements. The Subservicer shall execute and deliver to the Servicer and the Servicer shall execute and deliver to the Subservicer such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 11.  Execution of Agreement. This Agreement may be executed simultaneously or in any number of counterparts. Each counterpart shall be deemed to be an original, and all of which together shall constitute one and the same instrument. The parties agree that this Agreement and any notices hereunder may be transmitted between them by email and/or by facsimile. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

Section 12.  Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Subservicer and the Servicer and the respective permitted successors and assigns of the Subservicer and the permitted successors and assigns of the Servicer. This Agreement may not be assigned, pledged, hypothecated or otherwise encumbered by either party hereto, in whole or in part, without the prior written consent of the other party, and any such attempted action by either party without the other party’s prior written consent shall be considered null and void.

Section 13.  Severability Clause. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any relevant jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

Section 14.  Governing Law. This agreement shall be governed by, and construed in accordance with, the laws of the state of New Jersey, without giving effect to New Jersey’s principles of conflicts of laws.

Section 15.   Entire Agreement. This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous oral or written communications with respect to the same. This Agreement may be modified or amended or by an instrument in writing signed by both the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

	Equity One, Inc.		Popular Mortgage Servicing, Inc.

By:	/s/ Gregory S. Fisher	By:	/s/ John N. Martella
	Gregory S. Fisher		John M. Martella
	President		President

Schedule 1 - Pooling and Servicing Agreements
(as of May 31, 2006)

Popular ABS, Inc., Mortgage Pass-Through Certificates:
Series 1997-1
Series 1998-1
Series 1999-1
Series 2000-1
Series 2001-1
Series 2001-2
Series 2001-3
Series 2002-1
Series 2002-2
Series 2002-3
Series 2002-4
Series 2002-5
Series 2003-1
Series 2003-2
Series 2003-3
Series 2003-4
Series 2004-1
Series 2004-2
Series 2004-3
Series 2004-4
Series 2004-5
Series 2005-1
Series 2005-2
Series 2005-3
Series 2005-4
Series 2005-5
Series 2005-6
Series 2005-A
Series 2005-B
Series 2005-C
Series 2005-D
Series 2006-A
Series 2006-B

Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-FM1

EXHIBIT A

Schedule 1 - Pooling and Servicing Agreements

Popular ABS, Inc., Mortgage Pass-Through Certificates:
Series 1998-1
Series 1999-1
Series 2000-1
Series 2001-1
Series 2001-2
Series 2001-3
Series 2002-1
Series 2002-2
Series 2002-3
Series 2002-4
Series 2002-5
Series 2003-1
Series 2003-2
Series 2003-3
Series 2003-4
Series 2004-1
Series 2004-2
Series 2004-3
Series 2004-4
Series 2004-5
Series 2005-1
Series 2005-2
Series 2005-3
Series 2005-4
Series 2005-5
Series 2005-6
Series 2005-A
Series 2005-B
Series 2005-C
Series 2005-D
Series 2006-A
Series 2006-B
Series 2006-C

Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-FM1

Equity One, Inc.

By: /S/ Darren Nelson
Name: Darren Nelson
Title: Senior Vice President
Date: June 28, 2006